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                                                                   Exhibit 16(s)


                          7-Day Yield Computation
                   Connecticut Municipal Money Market Fund
                               (Trust Shares)

FORMULA: Annualized Yield = (base period return/1 x 365/7)

       EXAMPLE: (.000604215) x 365/7 = . %

FORMULA: Effective Yield = [(base period return + 1) 365/7] - 1

      EXAMPLE: [(.000604215) + 1) 365/7] - 1 = . %

FOR THE SEVEN DAY PERIOD ENDED OCTOBER 31, 1995, THE RESPECTIVE YIELDS WERE:

      Annualized Yield = 3.15%

      Effective Yield  = 3.20%


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                                                                   Exhibit 16(s)

                          7-Day Yield Computation
                   Connecticut Municipal Money Market Fund
                             (Retail Shares)

FORMULA: Annualized Yield = (base period return/1 x 365/7)

       EXAMPLE: (.000556272) x 365/7 = . %

FORMULA: Effective Yield = [(base period return + 1) 365/7] - 1

       EXAMPLE: [(.000556272) + 1) 365/7] - 1 = . %

FOR THE SEVEN DAY PERIOD ENDED OCTOBER 31, 1995, THE RESPECTIVE YIELDS WERE:

       Annualized Yield = 2.90%

       Effective Yield  = 2.94%



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                                                                     Exhibit 16


                      Aggregate Total Return Computation
                            Connecticut Municipal
                              Money Market Fund
                               (Retail Shares)


FORMULA      T   =   (ERV/P) - 1

 WHERE:      T   =   Aggregate total return

    ERV          =   Ending Redeemable Value at the end of the period of a
                     hypothetical $1,000 investment made at the beginning of the period

             P   =   a hypothetical initial payment of $1,000

 EXAMPLE:    Since Inception:   (10/4/93 to 10/31/95):
                                (1,049.63/$1,000) - 1 = 4.96%
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                                                                     Exhibit 16


                      Aggregate Total Return Computation
                            Connecticut Municipal
                              Money Market Fund
                                (Trust Shares)


FORMULA      T   =   (ERV/P) - 1

 WHERE:      T   =   Aggregate total return

    ERV          =   Ending Redeemable Value at the end of the period of a
                     hypothetical $1,000 investment made at the beginning of the period

             P   =   a hypothetical initial payment of $1,000

 EXAMPLE:    Since Inception:   (10/1/93 to 10/31/95):
                                (1,055.08/$1,000) - 1 = 5.51%